                                                                  Exhibit (J)(1)


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm on the cover page of the Statement of Additional Information and under the captions "Independent Auditors" and "Financial Statements" in this Registration Statement (Form N-1A 33-17619) of Goldman Sachs Specialty Funds.


                                                ERNST & YOUNG LLP

New York, New York
April 12, 2001

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm on the cover page of the Statement of Additional Information and under the captions "Independent Auditors" and "Financial Statements" in this Registration Statement (Form N-1A 33-17619) of Goldman Sachs CORE Tax-Managed Equity Fund.

                                            ERNST & YOUNG LLP
New York, New York
April 12, 2001